UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2005

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

Regulation FD Disclosure

On August 9, 2005, Cord Blood America updated its investor relations kits which will be distributed upon request to potential investors. The documentation contains projected financial results and strategies for fiscal year ending December 31, 2005 and 2006. The documentation is attached hereto as Exhibit 99.20. The documentation appearing in Exhibit 99.20 is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01

Financial Statements and Exhibits

(c)

Exhibits

99.20

Cord Blood America Tear Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

Date: August 9, 2005	By:	/s/ SANDRA D. SMITH
Sandra D. Smith,
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit
99.20	Cord Blood America Tear Sheet